                                                                   Exhibit 12.01

NTSRHLP
Ratio of Earnings to Fixed Charges
For the Year Ended December 31, 1999

                                                                                                                    NTS
                                                                                                                  Private
                                                       NTS III      NTS IV     NTS V       NTS VI      NTS VII     Group
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense and Amortization of Loan Costs       523,950     428,042   1,180,869   2,300,694     296,836   3,371,869
 Capitalized Interest                                        -           -           -           -           -           -
                                                      --------------------------------------------------------------------
   TOTAL FIXED CHARGES                                 523,950     428,042   1,180,869   2,300,694     296,836   3,371,869
                                                      ====================================================================

    EARNINGS
Consolidated Net Income (loss)                        (694,796)     (2,691)    (79,270)   (187,157)     76,896     405,829
Add back Extraordinary Charges                               -           -           -           -           -           -
Fixed Charges less Capitalized Interest                523,950     428,042   1,180,869   2,300,694     296,836   3,371,869
                                                      --------------------------------------------------------------------
   TOTAL EARNINGS                                     (170,846)    425,351   1,101,599   2,113,537     373,732   3,777,698
                                                      ====================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                              (170,846)    425,351   1,101,599   2,113,537     373,732   3,777,698
Fixed charges                                          523,950     428,042   1,180,869   2,300,694     296,836   3,371,869

RATIO OF EARNINGS TO FIXED CHARGES                       -0.33        0.99        0.93        0.92        1.26        1.12
                                                      ====================================================================

Deficiency to Cover Fixed Charges                      694,796       2,691      79,270     187,157         n/a         n/a

                                                                                Historical
                                                      Adjustments      BBC1A     Combined
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense and Amortization of Loan Costs                -     289,549    8,391,810
 Capitalized Interest                                           -           -            -
                                                      ------------------------------------
   TOTAL FIXED CHARGES                                          -     289,549    8,391,810
                                                      ====================================

    EARNINGS
Consolidated Net Income (loss)                           (103,027)    (12,717)    (596,933)
Add back Extraordinary Charges                                  -           -            -
Fixed Charges less Capitalized Interest                         -     289,549    8,391,810
                                                      ------------------------------------
   TOTAL EARNINGS                                        (103,027)    276,832    7,794,877
                                                      ====================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                                 (103,027)    276,832    7,794,877
Fixed charges                                                   -     289,549    8,391,810

RATIO OF EARNINGS TO FIXED CHARGES                            n/a        0.96         0.93
                                                      ====================================

Deficiency to Cover Fixed Charges                             n/a      12,717      596,933

NTSRHLP
Ratio of Earnings to Fixed Charges
For the Year Ended December 31, 2000

                                                                                                                    NTS
                                                                                                                  Private
                                                       NTS III      NTS IV     NTS V       NTS VI      NTS VII     Group
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense and Amortization of Loan Costs       650,428     398,435   1,006,032   2,713,539     285,383   3,859,643
 Capitalized Interest                                        -           -           -           -           -           -
                                                      --------------------------------------------------------------------
   TOTAL FIXED CHARGES                                 650,428     398,435   1,006,032   2,713,539     285,383   3,859,643
                                                      ====================================================================

    EARNINGS
Consolidated Net Income (loss)                        (305,847)    236,395     (38,207)   (862,023)     29,049     649,607
Add back Extraordinary Charges                               -           -           -      20,721           -           -
Fixed Charges less Capitalized Interest                650,426     398,435   1,006,032   2,713,539     285,383   3,859,643
                                                      --------------------------------------------------------------------
   TOTAL EARNINGS                                      344,581     634,830     967,825   1,872,237     314,432   4,509,250
                                                      ====================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                               344,581     634,830     967,825   1,872,237     314,432   4,509,250
Fixed charges                                          650,528     398,435   1,006,032   2,713,539     285,383   3,859,643

RATIO OF EARNINGS TO FIXED CHARGES                        0.53        1.59        0.96        0.69        1.10        1.17
                                                      ====================================================================

Deficiency to Cover Fixed Charges                      305,847         n/a      38,207     841,302         n/a         n/a

                                                                                Historical
                                                      Adjustments      BBC1A     Combined
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense and Amortization of Loan Costs           93,825     255,004    9,262,289
 Capitalized Interest                                           -           -            -
                                                      ------------------------------------
   TOTAL FIXED CHARGES                                     93,825     255,004    9,262,289
                                                      ====================================

    EARNINGS
Consolidated Net Income (loss)                           (205,652)      5,465     (491,213)
Add back Extraordinary Charges                                  -           -       20,721
Fixed Charges less Capitalized Interest                    93,825     255,004    9,262,289
                                                      ------------------------------------
   TOTAL EARNINGS                                        (111,827)    260,469    8,791,797
                                                      ====================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                                 (111,827)    260,469    8,791,797
Fixed charges                                              93,825     255,004    9,262,289

RATIO OF EARNINGS TO FIXED CHARGES                          -1.19        1.02         0.95
                                                      ====================================

Deficiency to Cover Fixed Charges                         205,652         n/a      470,492

NTSRHLP
Ratio of Earnings to Fixed Charges
For the Year Ended December 31, 2001

                                                                                                                   NTS
                                                                                                                 Private
                                                      NTS III      NTS IV     NTS V       NTS VI      NTS VII     Group
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense and Amortization of Loan Costs      618,817     356,679   1,135,700    2,656,206    277,416   3,594,301
 Capitalized Interest                                       -           -           -            -          -           -
                                                      -------------------------------------------------------------------
   TOTAL FIXED CHARGES                                618,817     356,679   1,135,700    2,656,206    277,416   3,594,301
                                                      ===================================================================

    EARNINGS
Consolidated Net Income (loss)                        190,514     108,990    (410,519)  (1,321,621)  (157,345)  1,418,913
Add back Extraordinary Charges                              -           -           -            -          -           -
Fixed Charges less Capitalized Interest               618,817     356,679   1,135,700    2,656,206    277,416   3,594,301
                                                      -------------------------------------------------------------------
   TOTAL EARNINGS                                     809,331     465,669     725,181    1,334,585    120,071   5,013,214
                                                      ===================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                              809,331     465,669     725,181    1,334,585    120,071   5,013,214
Fixed charges                                         618,817     356,679   1,135,700    2,656,206    277,416   3,594,301

RATIO OF EARNINGS TO FIXED CHARGES                       1.31        1.31        0.64         0.50       0.43        1.39
                                                      ===================================================================

Deficiency to Cover Fixed Charges                         n/a         n/a     410,519    1,321,621    157,345         n/a

                                                                                Historical
                                                      Adjustments     BBC1A      Combined
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense and Amortization of Loan Costs          417,513    217,369     9,274,001
 Capitalized Interest                                           -          -             -
                                                      ------------------------------------
   TOTAL FIXED CHARGES                                    417,513    217,369     9,274,001
                                                      ====================================

    EARNINGS
Consolidated Net Income (loss)                           (569,981)   279,013      (462,036)
Add back Extraordinary Charges                                  -          -             -
Fixed Charges less Capitalized Interest                   417,513    217,369     9,274,001
                                                      ------------------------------------
   TOTAL EARNINGS                                        (152,468)   496,382     8,811,965
                                                      ====================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                                 (152,468)   496,382     8,811,965
Fixed charges                                             417,513    217,369     9,274,001

RATIO OF EARNINGS TO FIXED CHARGES                          -0.37       2.28          0.95
                                                      ====================================

Deficiency to Cover Fixed Charges                         569,981        n/a       462,036

NTSRHLP
Ratio of Earnings to Fixed Charges
For the Year Ended December 31, 2002

                                                                                                                   NTS
                                                                                                                 Private
                                                      NTS III      NTS IV     NTS V       NTS VI       NTS VII    Group
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense on Income Stmt                      495,940     312,205   1,039,498    2,578,183     266,573  3,275,018
 Capitalized Interest                                       -           -           -            -           -          -
                                                      -------------------------------------------------------------------
   TOTAL FIXED CHARGES                                495,940     312,205   1,039,498    2,578,183     266,573  3,275,018
                                                      ===================================================================

    EARNINGS
Consolidated Net Income (loss)                        407,586      81,918    (683,987)  (1,366,534)   (211,696) 1,932,840
Add back Extraordinary Charges                              -           -           -            -           -          -
Fixed Charges less Capitalized Interest               495,940     312,205   1,039,498    2,578,183     266,573  3,275,018
                                                      -------------------------------------------------------------------
   TOTAL EARNINGS                                     903,526     394,123     355,511    1,211,649      54,877  5,207,858
                                                      ===================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                              903,526     394,123     355,511    1,211,649      54,877  5,207,858
Fixed charges                                         495,940     312,205   1,039,498    2,578,183     266,573  3,275,018

RATIO OF EARNINGS TO FIXED CHARGES                       1.82        1.26        0.34         0.47        0.21       1.59
                                                      ===================================================================

Deficiency to Cover Fixed Charges                         n/a         n/a     683,987    1,366,534     211,696        n/a

                                                                                Historical
                                                      Adjustments     BBC1A      Combined
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense on Income Stmt                          619,348    176,836     8,763,601
 Capitalized Interest                                           -          -             -
                                                      ------------------------------------
   TOTAL FIXED CHARGES                                    619,348    176,836     8,763,601
                                                      ====================================

    EARNINGS
Consolidated Net Income (loss)                           (834,099)   306,111      (367,861)
Add back Extraordinary Charges                                  -          -             -
Fixed Charges less Capitalized Interest                   619,348    176,836     8,763,601
                                                      ------------------------------------
   TOTAL EARNINGS                                        (214,751)   482,947     8,395,740
                                                      ====================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                                 (214,751)   482,947     8,395,740
Fixed charges                                             619,348    176,836     8,763,601

RATIO OF EARNINGS TO FIXED CHARGES                          -0.35       2.73          0.96
                                                      ====================================

Deficiency to Cover Fixed Charges                         834,099        n/a       367,861

NTSRHLP
Ratio of Earnings to Fixed Charges
For the Year Ended December 31, 2003

                                                                                                                NTS
                                                                                                              Private
                                                      NTS III    NTS IV     NTS V      NTS VI      NTS VII     Group
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense on Income Stmt                      433,874   263,897    977,126    2,513,893    254,763   2,942,574
 Capitalized Interest                                       -         -          -            -          -           -
                                                      ----------------------------------------------------------------
   TOTAL FIXED CHARGES                                433,874   263,897    977,126    2,513,893    254,763   2,942,574
                                                      ================================================================

    EARNINGS
Consolidated Net Income (loss)                        268,144   257,366   (662,264)  (1,507,305)  (170,319)  1,177,493
Add back Extraordinary Charges                              -         -          -            -          -           -
Fixed Charges less Capitalized Interest               433,874   263,897    977,126    2,513,893    254,763   2,942,574
                                                      ----------------------------------------------------------------
   TOTAL EARNINGS                                     702,018   521,263    314,862    1,006,588     84,444   4,120,067
                                                      ================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                              702,018   521,263    314,862    1,006,588     84,444   4,120,067
Fixed charges                                         433,874   263,897    977,126    2,513,893    254,763   2,942,574

RATIO OF EARNINGS TO FIXED CHARGES                       1.62      1.98       0.32         0.40       0.33        1.40
                                                      ================================================================

Deficiency to Cover Fixed Charges                         n/a       n/a    662,264    1,507,305    170,319         n/a

                                                                                 Historical      ProForma
                                                      Adjustments      BBC1A      Combined      Adjustments     ProForma
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense on Income Stmt                          667,421       131,736    8,185,284              -     8,185,284
 Capitalized Interest                                           -             -            -              -             -
                                                      -------------------------------------------------------------------
   TOTAL FIXED CHARGES                                    667,421       131,736    8,185,284              -     8,185,284
                                                      ===================================================================

    EARNINGS
Consolidated Net Income (loss)                           (844,335)      280,014   (1,201,206)    (5,978,917)   (7,180,123)
Add back Extraordinary Charges                                  -             -            -              -             -
Fixed Charges less Capitalized Interest                   667,421       131,736    8,185,284              -     8,185,284
                                                      -------------------------------------------------------------------
   TOTAL EARNINGS                                        (176,914)      411,750    6,984,078     (5,978,917)    1,005,161
                                                      ===================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                                 (176,914)      411,750    6,984,078     (5,978,917)    1,005,161
Fixed charges                                             667,421       131,736    8,185,284              -     8,185,284

RATIO OF EARNINGS TO FIXED CHARGES                          -0.27          3.13         0.85            n/a          0.12
                                                      ===================================================================

Deficiency to Cover Fixed Charges                         844,335           n/a    1,201,206            n/a     7,180,123

NTSRHLP
Ratio of Earnings to Fixed Charges
For the Six Months Ended June 30, 2003

                                                                                                                NTS
                                                                                                              Private
                                                      NTS III    NTS IV     NTS V      NTS VI      NTS VII     Group
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense on Income Stmt                      224,729   138,160    494,293    1,256,879   126,370    1,537,535
 Capitalized Interest                                       -         -          -            -         -            -
                                                      ----------------------------------------------------------------
   TOTAL FIXED CHARGES                                224,729   138,160    494,293    1,256,879   126,370    1,537,535
                                                      ================================================================

    EARNINGS
Consolidated Net Income (loss)                        145,959   112,814   (404,597)  (1,010,314)  (50,109)     448,468
Add back Extraordinary Charges                              -         -          -            -         -            -
Fixed Charges less Capitalized Interest               224,729   138,160    494,293    1,256,879   126,370    1,537,535
                                                      ----------------------------------------------------------------
   TOTAL EARNINGS                                     370,688   250,974     89,696      246,565    76,261    1,986,003
                                                      ================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                              370,688   250,974     89,696      246,565    76,261    1,986,003
Fixed charges                                         224,729   138,160    494,293    1,256,879   126,370    1,537,535

RATIO OF EARNINGS TO FIXED CHARGES                       1.65      1.82       0.18         0.20      0.60         1.29
                                                      ================================================================

Deficiency to Cover Fixed Charges                         n/a       n/a    404,597    1,010,314    50,109          n/a

                                                                                  Historical
                                                      Adjustments        BBC1A     Combined
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense on Income Stmt                          282,036        71,678    4,131,680
 Capitalized Interest                                           -             -            -
                                                      --------------------------------------
   TOTAL FIXED CHARGES                                    282,036        71,678    4,131,680
                                                      ======================================

    EARNINGS
Consolidated Net Income (loss)                           (391,015)      178,645     (970,149)
Add back Extraordinary Charges                                  -             -            -
Fixed Charges less Capitalized Interest                   282,036        71,678    4,131,680
                                                      --------------------------------------
   TOTAL EARNINGS                                        (108,979)      250,323    3,161,531
                                                      ======================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                                 (108,979)      250,323    3,161,531
Fixed charges                                             282,036        71,678    4,131,680

RATIO OF EARNINGS TO FIXED CHARGES                            n/a          3.49         0.77
                                                      ======================================

Deficiency to Cover Fixed Charges                             n/a           n/a      970,149

NTSRHLP
Ratio of Earnings to Fixed Charges
For the Six Months Ended June 30, 2004

                                                                                                                NTS
                                                                                                              Private
                                                      NTS III      NTS IV    NTS V      NTS VI     NTS VII     Group
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense on Income Stmt                       201,664     112,826   489,224   1,195,468    121,821   1,337,649
 Capitalized Interest                                        -           -         -           -          -           -
                                                      -----------------------------------------------------------------
   TOTAL FIXED CHARGES                                 201,664     112,826   489,224   1,195,468    121,821   1,337,649
                                                      =================================================================

    EARNINGS
Consolidated Net Income (loss)                          91,253    (135,493) (624,114)   (797,740)  (184,677)    378,740
Add back Extraordinary Charges                               -           -         -           -          -           -
Fixed Charges less Capitalized Interest                201,664     112,826   489,224   1,195,468    121,821   1,337,649
                                                      -----------------------------------------------------------------
   TOTAL EARNINGS                                      292,917     (22,667) (134,890)    397,728    (62,856)  1,716,389
                                                      =================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                               292,917     (22,667) (134,890)    397,728    (62,856)  1,716,389
Fixed charges                                          201,664     112,826   489,224   1,195,468    121,821   1,337,649

RATIO OF EARNINGS TO FIXED CHARGES                        1.45       -0.20     -0.28        0.33      -0.52        1.28
                                                      =================================================================

Deficiency to Cover Fixed Charges                          n/a     135,493   624,114     797,740    184,677         n/a

                                                                                Historical    ProForma
                                                      Adjustments      BBC1A     Combined    Adjustments      ProForma
    FIXED CHARGES
INTEREST ON DEBT:
 Interest Expense on Income Stmt                           333,303      47,935    3,839,890             -     3,839,890
 Capitalized Interest                                            -           -            -             -             -
                                                      -----------------------------------------------------------------
   TOTAL FIXED CHARGES                                     333,303      47,935    3,839,890             -     3,839,890
                                                      =================================================================

    EARNINGS
Consolidated Net Income (loss)                            (441,436)    172,831   (1,540,636)   (1,251,939)   (2,792,575)
Add back Extraordinary Charges                                   -           -            -             -             -
Fixed Charges less Capitalized Interest                    333,303      47,935    3,839,890             -     3,839,890
                                                      -----------------------------------------------------------------
   TOTAL EARNINGS                                         (108,133)    220,766    2,299,254    (1,251,939)    1,047,315
                                                      =================================================================

RATIO OF EARNINGS TO FIXED CHARGES

Earnings                                                  (108,133)    220,766    2,299,254    (1,251,939)    1,047,315
Fixed charges                                              333,303      47,935    3,839,890             -     3,839,890

RATIO OF EARNINGS TO FIXED CHARGES                             n/a        4.61         0.60           n/a          0.27
                                                      =================================================================

Deficiency to Cover Fixed Charges                              n/a         n/a    1,540,636           n/a     2,792,575